UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     LIN TV Corp., a Delaware corporation (“LIN TV”), and its wholly owned subsidiary, LIN Television Corporation, a Delaware corporation (“LIN Television”), are jointly filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission LIN TV’s press release dated January 14, 2005 announcing that LIN Television has entered into an agreement to issue, pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended, $175 million aggregate principal amount of 6 1/2% Senior Subordinated Notes due 2013 (the “Notes”).

     A copy of the press release relating to the announcement of the pricing of the Notes offering is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated January 14, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIN TV Corp.

Date: January 14, 2005	By:	/s/ William A. Cunningham
	Name:	William A. Cunningham
	Title:	Vice President and Controller

LIN Television Corporation

Date: January 14, 2005	By:	/s/ William A. Cunningham

	Name:	William A. Cunningham
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 14, 2005.